                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Charles F. Goff and Keys A. Curry, Jr., with full power to each of them to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of August, 1996.



                              /s/ Cassandra C. Carr
                              ---------------------
                                  Cassandra C. Carr

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Charles F. Goff and Keys A. Curry, Jr., with full power to each of them to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of August, 1996.



                              /s/ Jack E. Earnest
                              -------------------
                                  Jack E. Earnest

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Charles F. Goff and Keys A. Curry, Jr., with full power to each of them to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of August, 1996.



                              /s/ Jack G. Helfenstein
                              -----------------------
                                  Jack G. Helfenstein

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Charles F. Goff and Keys A. Curry, Jr., with full power to each of them to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of August, 1996.



                              /s/ Robert W. Gallant
                              ---------------------
                                  Robert W. Gallant

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Charles F. Goff and Keys A. Curry, Jr., with full power to each of them to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of August, 1996.



                              /s/ Michael D. Parker
                              ---------------------
                                  Michael D. Parker

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Charles F. Goff and Keys A. Curry, Jr., with full power to each of them to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of August, 1996.



                              /s/ J. Pedro Reinhard
                              ---------------------
                                  J. Pedro Reinhard

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Charles F. Goff and Keys A. Curry, Jr., with full power to each of them to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of August, 1996.



                              /s/ Joel V. Staff
                              -----------------
                                  Joel V. Staff

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Charles F. Goff and Keys A. Curry, Jr., with full power to each of them to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of August, 1996.



                              /s/ Enrique M. Larroucau
                              ------------------------
                                  Enrique M. Larroucau

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Charles F. Goff and Keys A. Curry, Jr., with full power to each of them to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 19th day of August, 1996.



                              /s/ Craig E. Hess
                              ------------------------
                                  Craig E. Hess

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Keys A. Curry, Jr., the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of August, 1996.



                              /s/ Charles F. Goff
                              -------------------
                                  Charles F. Goff

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Destec Energy, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Charles F. Goff, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of August, 1996.



                              Keys A. Curry, Jr.
                              ------------------
                              Keys A. Curry, Jr.